UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
November 10, 2005 (November 10, 2005)
RANGE RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-12209	34-1312571

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 800 Ft. Worth, Texas	76102

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (817) 870-2601
(Former name or former address, if changed since last report): Not applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
     On November 10, Range Resources Corporation (the “Company) issued a press release announcing that its Board of Directors had authorized a three-for-two common stock split in the form of a dividend of one-half share of common stock on each share of the common stock outstanding as of the close of business on November 22, 2005 (the “Record Date”). The dividend will be paid on December 2, 2005 to stockholders of record as of the Record Date. The Company’s common stock dividend will remain at two cents per share. A copy of this press release is being furnished as an exhibit to this report on Form 8-K.
ITEM 9.01 Financial Statements and Exhibits
     (c) Exhibits:
99.1 Press Release dated November 10, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION
By:	/s/RODNEY L. WALLER
Rodney L. Waller
Senior Vice President

Date: November 10, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 10, 2005

4